Exhibit 99.9

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

ABS New Transaction

Computational Materials

$[263,580,000] (approximate)

Offered Certificates

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

Specialized Loan Servicing, LLC

Servicer

JPMorgan Chase Bank, National Association

Servicing Administrator, Backup Servicer and Securities Administrator

U.S. Bank National Association

Trustee

May [5], 2005

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

The attached tables and other statistical analyses (the “Computational Materials”) are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

The information contained herein with respect to the subordination levels and class sizes of the Certificates is subject to change at any time prior to the Closing Date, which is expected to be on or about July [28], 2005. The Prospectus will describe the material characteristics of the Certificates, including class sizes and subordination levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its entirety by the information appearing in the Prospectus. The class sizes and subordination levels shown herein reflect preliminary rating agency feedback based on currently-available information. They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not anticipated that the other transaction characteristics disclosed in the Prospectus will differ materially from those shown herein. Please refer to the Prospectus for a description of the Certificates and the Mortgage Loans as ultimately constituted.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

BNB Collateral Information
Deal Name:	TMTS 2005-10HE
Bloomberg Ticker:	TMTS 2005-10HE
Asset Class:
Issuer:
Trustee:
Lead Manager(s)	ML

Issue Date:

Originators	% Name
1	Ameriquest (51.715%)
2	Greenlight Financial Services (8.205%)
3	Acoustic Home Loans (4.530%)
4	Quick Loan Funding (4.373%)
Master Servicer
1	SLS (100.000%)
2

FICO :	# Loans	Principal Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
NA			0	0
below 500	53	9,967,453.72	3.28	188,065.16	8.674	483.201	76.001	45.532	2.844	5.196	99.499	0.000	0.000	0.000
500 to 520	164	13,200,978.42	4.34	80,493.77	8.779	510.651	73.607	38.246	10.190	12.609	89.651	0.000	3.911	0.000
520 to 540	273	20,715,875.46	6.81	75,882.33	8.488	530.951	73.970	38.652	5.037	8.801	85.648	0.000	0.000	0.000
540 to 560	302	24,013,911.72	7.89	79,516.26	D8.175	550.696	76.716	37.252	6.979	8.296	77.153	0.000	3.620	1.832
560 to 580	276	23,171,114.55	7.62	83,953.31	7.778	570.119	76.146	37.680	14.054	7.949	73.924	0.000	1.338	0.000
580 to 600	278	27,904,338.77	9.17	100,375.32	7.121	589.826	77.868	39.528	13.252	7.481	73.323	0.000	3.342	2.640
600 to 620	315	32,593,887.24	10.71	103,472.66	6.924	610.328	80.724	38.762	22.593	7.771	68.064	0.123	0.627	3.637
620 to 640	245	27,750,103.47	9.12	113,265.73	6.996	630.994	80.491	36.759	22.300	20.793	67.010	1.369	4.242	8.120
640 to 660	226	27,862,787.36	9.16	123,286.67	6.720	651.578	78.974	37.188	26.745	18.047	63.413	0.218	6.333	17.719
660 to 680	182	27,103,338.74	8.91	148,919.44	6.745	672.594	78.109	35.762	32.379	18.596	54.200	1.332	4.630	25.489
680 to 700	143	20,461,066.25	6.73	143,084.38	6.671	690.540	77.737	35.813	31.140	20.481	43.890	0.000	5.550	18.164
700 to 750	236	38,950,251.55	12.80	165,043.44	6.525	719.344	78.133	35.571	33.654	17.647	54.420	1.389	11.660	23.976
750 plus	88	10,522,719.62	3.46	119,576.36	6.416	771.835	74.689	37.858	39.067	10.152	48.099	0.465	2.813	20.894

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

FICO Mean:	623		Median:	603	Std Dev:	68.83

LTV:	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
Below 50	165	13,193,739.71	4.34	79,962.06	6.905	624.993	37.543	35.745	3.521	14.232	91.296	0.000	0.000	6.063
50 to 55	55	6,143,729.78	2.02	111,704.18	6.461	623.292	52.615	35.661	2.947	14.074	96.278	0.000	2.035	4.175
55 to 60	65	9,424,214.07	3.10	144,987.91	6.762	616.155	57.707	37.127	3.193	13.697	80.041	0.000	0.000	9.232
60 to 65	107	11,467,480.39	3.77	107,172.71	7.052	590.050	63.635	38.433	10.712	17.819	97.624	0.000	7.292	2.075
65 to 70	189	24,590,138.93	8.08	130,106.56	7.091	597.244	68.883	38.253	10.896	10.571	88.209	0.000	3.934	12.141
70 to 75	254	31,908,990.76	10.49	125,625.95	7.157	606.085	74.003	39.240	12.758	7.469	86.054	0.000	2.799	7.143
75 yo 80	649	100,506,103.88	33.04	154,863.03	6.906	646.936	79.612	38.076	23.213	18.611	56.246	0.000	8.159	18.953
80 yo 85	343	34,546,182.01	11.36	100,717.73	7.624	589.365	84.519	38.916	20.751	11.107	76.047	1.250	3.616	4.766
85 yo 90	764	57,274,250.51	18.83	74,966.30	7.815	624.835	89.656	36.380	42.635	8.036	48.870	0.203	0.770	2.956
90 to 95	183	14,440,436.84	4.75	78,909.49	7.777	637.282	94.695	34.780	5.746	13.191	48.671	6.117	2.006	13.141
95 to 100	2	153,029.99	0.05	76,515.00	8.943	616.699	97.828	44.070	0.000	0.000	100.000	0.000	0.000	0.000
100 plus	5	569,530.00	0.19	113,906.00	8.100	644.766	100.000	29.683	0.000	56.538	29.322	0.000	0.000	0.000

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

LTV Mean:	77.72		Median	80.00	Std Dev	14.58

DTI :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
below 20	405	43,553,065.89	14.32	107,538.43	7.467	665.466	77.620	17.330	40.075	12.036	49.036	1.600	19.616	26.341
20 t0 25	222	16,991,459.36	5.59	76,538.11	7.632	616.266	77.214	23.253	26.888	9.810	66.968	0.288	0.795	7.395
25 to 30	339	27,984,010.95	9.20	82,548.70	7.216	622.812	77.233	28.004	21.353	13.671	67.131	0.000	0.000	0.266
30 to 35	366	31,850,885.99	10.47	87,024.28	7.408	611.548	79.082	32.863	19.003	10.467	71.201	0.000	0.956	8.915
35 to 40	351	37,296,992.47	12.26	106,259.24	7.172	613.305	78.141	37.899	16.635	10.624	70.286	1.019	3.625	2.601
40 to 45	469	55,615,481.69	18.28	118,583.12	7.177	623.953	77.646	42.855	23.407	15.892	60.932	0.550	1.055	10.086
45 to 50	505	69,770,868.22	22.93	138,160.14	7.058	612.711	78.298	47.980	14.094	14.689	74.376	0.000	2.171	11.164
50 to 55	116	19,673,166.37	6.47	169,596.26	7.059	607.000	74.169	52.738	7.492	16.317	83.351	0.000	2.876	8.661
55 to 60	6	937,895.93	0.31	156,315.99	7.837	514.859	77.126	57.823	9.878	0.000	90.850	0.000	0.000	0.000
60 plus	2	544,000.00	0.18	272,000.00	6.336	727.412	79.418	71.345	0.000	19.118	100.000	0.000	0.000	0.000

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

DTI Mean:	37.64		Median	36.64	Std Dev	11.28

Purpose :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
Purchase	960	86,927,501.65	28.57	90,549.48	7.700	652.889	83.898	35.605	46.973	19.918	0.000	1.456	7.998	12.031
Refinance (no Cash)			—	—
Refinance (Rate Term)	82	13,301,698.99	4.37	162,215.84	6.554	633.425	76.198	37.026	10.118	12.146	0.000	0.946	2.646	13.045
Cash Out Refinance Below 70% LTV	544	58,389,363.81	19.19	107,333.39	6.971	600.436	58.186	37.712	5.988	13.697	100.000	0.000	3.303	5.773
Cash Out Refinance with LTV 70.1% - 75%	222	27,459,099.57	9.03	123,689.64	7.110	602.387	74.016	39.491	10.225	8.183	100.000	0.000	0.601	6.915
Cash Out Refinance with LTV 75.1% - 80%	403	56,530,832.78	18.58	140,275.02	6.883	623.144	79.403	38.900	12.880	10.653	100.000	0.000	3.713	17.045
Cash Out Refinance with LTV 80.1% - 85%	221	26,271,297.26	8.64	118,874.65	7.430	588.361	84.446	40.036	10.775	10.209	100.000	0.000	4.496	4.268
Cash Out Refinance with LTV 85.1% - 90%	283	27,989,648.84	9.20	98,903.35	7.383	618.316	89.451	37.535	20.823	5.341	100.000	0.143	1.157	5.707
Cash Out Refinance with LTV > 90%	66	7,348,383.97	2.42	111,339.15	7.047	644.615	94.663	36.061	3.410	14.398	100.000	0.000	0.000	25.823

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

Occupancy Status:	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
Owner Occupied	1910	239,544,612.42	78.74	125,416.03	7.032	613.598	76.347	38.676	0.000	11.924	75.766	0.280	3.871	11.126
Investment	828	58,885,029.68	19.36	71,117.19	8.094	657.025	83.408	33.609	100.000	19.430	34.191	1.294	3.451	5.174
2nd / Vacation / other	43	5,788,184.77	1.90	134,608.95	6.975	662.350	76.539	34.250	100.000	7.362	40.794	0.000	29.299	34.858

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

Documentation Type:	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
Full Documentation	1759	184,026,944.93	60.49	104,620.21	6.962	616.357	77.343	38.273	17.311	13.025	73.570	0.083	0.000	7.156
Reduced	240	44,664,924.26	14.68	186,103.85	6.870	639.368	75.837	37.453	20.480	15.925	63.615	2.078	0.000	17.732
Stated Documentation with LTV < 70%	107	10,140,223.65	3.33	94,768.45	8.017	576.781	56.252	37.425	4.862	8.727	81.072	0.000	0.000	7.568
Stated Documentation with LTV 70.1% - 80%	185	21,951,246.66	7.22	118,655.39	7.915	628.914	78.448	35.602	19.720	18.284	57.543	0.000	0.000	20.133
Stated Documentation with LTV 80.1% - 85%	93	9,010,364.57	2.96	96,885.64	8.485	594.472	84.717	37.878	31.234	6.114	67.526	0.000	0.000	4.434
Stated Documentation with LTV 85.1% - 90%	279	17,635,444.73	5.80	63,209.48	8.639	649.318	89.849	34.238	68.247	6.461	37.701	0.000	0.000	2.858
Stated Documentation with LTV > 90%	61	3,786,818.68	1.24	62,078.99	8.390	642.917	95.151	30.911	7.088	6.947	23.854	1.606	0.000	0.000
No Ratio	24	5,968,405.00	1.96	248,683.54	7.163	693.478	77.918	0.000	35.128	25.893	32.635	0.000	100.000	57.979
NINA	33	7,033,454.39	2.31	213,134.98	7.828	638.124	79.191	42.410	23.197	13.524	53.316	4.119	100.000	15.295
No Doc			—	—
Other				—	—

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

Property Type :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
Single Family	2370	247,145,942.92	81.24	104,280.99	7.242	620.489	77.924	37.075	20.926	0.000	68.937	0.426	3.929	10.957
Planned Unit Development (PUD)	96	16,640,383.10	5.47	173,337.32	7.205	612.159	76.973	41.734	6.542	0.000	72.785	0.000	4.777	11.048
2-4 Unit	168	23,763,443.28	7.81	141,449.07	7.483	644.021	78.253	40.283	37.031	100.000	41.273	1.599	8.095	6.168
Townhouse	5	663,650.00	0.22	132,730.00	6.753	725.076	70.839	43.577	89.151	100.000	48.218	0.000	48.218	22.128
Condo	142	16,004,407.57	5.26	112,707.10	6.840	636.298	74.790	38.153	15.471	100.000	71.066	0.000	1.580	7.406
MH			—	—
Other			—	—

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

UPB :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	FICO	%LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
below $50,000	337	16,000,515.29	5.26	47,479.27	8.115	589.731	65.048	32.836	21.358	9.436	86.625	0.861	0.000	0.312
$50,001 to $75,000	1624	89,313,541.20	29.36	54,996.02	8.316	603.171	82.720	33.891	40.700	9.509	52.878	0.130	0.160	0.083
$75,001 to $100,000	64	5,694,227.40	1.87	88,972.30	7.666	626.186	75.374	37.961	27.923	14.700	62.613	1.343	6.022	4.955
$100,001 to $125,000	79	8,880,301.03	2.92	112,408.87	7.262	618.991	73.075	37.672	20.082	11.389	74.596	0.000	6.477	3.642
$125,001 to $150,000	93	12,699,985.08	4.17	136,558.98	7.348	627.218	75.893	39.428	29.847	17.195	60.427	0.991	6.386	9.649
$150,001 to $200,000	148	26,283,489.14	8.64	177,591.14	7.109	624.727	73.760	39.161	23.708	15.776	76.784	0.000	5.084	7.053
$200,001 to $250,000	122	27,650,056.57	9.09	226,639.81	6.819	625.416	76.683	41.027	12.412	18.133	77.818	0.000	8.192	11.627
$250,001 to $300,000	105	28,944,109.82	9.51	275,658.19	6.687	617.253	76.213	39.260	6.639	15.196	79.796	1.001	7.457	14.065
$300,001 to $350,000	59	19,252,193.69	6.33	326,308.37	6.647	641.747	78.719	40.295	11.787	21.880	64.211	1.589	6.718	11.883
$350,001 to $400,000	57	21,407,981.49	7.04	375,578.62	6.359	631.222	78.281	40.233	8.566	14.238	68.283	1.775	8.710	19.520
$400,001 to $450,000	35	14,886,095.37	4.89	425,317.01	6.297	649.689	78.563	43.102	0.000	11.432	73.960	0.000	11.607	23.125
$450,000 to $500,000	21	10,053,898.71	3.30	478,757.08	5.915	666.985	74.798	40.224	9.370	32.979	52.345	0.000	4.814	29.036
$500,001 to $600,000	21	11,585,476.96	3.81	551,689.38	5.907	642.829	79.651	39.195	9.592	4.834	80.210	0.000	0.000	23.866
$600,001 to $700,000	9	5,705,954.02	1.88	633,994.89	5.960	687.861	76.513	40.930	0.000	0.000	66.541	0.000	0.000	44.851
$700 001 plus	7	5,860,001.10	1.93	837,143.01	6.625	678.345	74.255	34.190	0.000	0.000	66.553	0.000	0.000	42.108

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

	Min	15807.41	Max	1000000.00

State :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	FICO	%LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
California	313	90,099,770.11	29.62	287,858.69	6.084	629.960	75.049	41.125	2.666	11.667	82.767	0.340	3.000	14.073
Florida	165	19,597,086.93	6.44	118,770.22	7.235	616.932	75.951	38.407	17.925	18.298	61.812	0.000	6.562	4.040
Michigan	311	17,892,840.95	5.88	57,533.25	8.443	591.736	80.189	33.732	32.230	6.632	62.867	0.000	0.654	0.557
New Jersey	72	16,510,693.13	5.43	229,315.18	7.103	638.511	78.320	39.377	20.997	34.056	58.359	2.598	0.000	21.715
Ohio	293	16,396,034.10	5.39	55,959.16	8.016	598.319	81.118	34.388	41.773	10.610	55.110	0.335	0.000	1.122
New York	79	14,340,106.99	4.71	181,520.34	7.252	623.194	75.600	39.269	14.158	33.061	69.688	0.000	2.120	11.471
Texas	173	11,321,135.96	3.72	65,440.09	8.222	622.455	78.182	31.718	34.390	7.597	54.636	0.432	1.307	0.000
Indiana	200	11,117,757.54	3.65	55,588.79	8.301	627.821	86.076	34.489	65.783	2.496	30.607	0.360	0.000	0.000
Pennsylvania	157	9,748,563.77	3.20	62,092.76	8.115	593.618	80.038	33.202	28.270	11.282	78.766	0.624	0.000	0.000
Arizona	70	8,461,020.60	2.78	120,871.72	6.913	657.465	76.089	34.177	30.846	12.052	55.540	0.000	9.750	37.832
Nevada	39	8,366,220.45	2.75	214,518.47	6.872	661.165	76.314	33.849	23.094	1.363	63.426	0.000	14.418	51.588
Maryland	60	8,038,013.30	2.64	133,966.89	7.728	628.125	76.441	40.018	21.879	14.785	69.383	0.000	19.655	16.900
Missouri	115	6,527,642.66	2.15	56,762.11	8.646	595.763	83.647	35.341	32.995	3.256	59.183	0.000	0.000	0.000
Virginia	24	5,314,028.00	1.75	221,417.83	7.580	662.600	76.435	38.695	27.010	0.000	42.977	0.000	25.685	27.219
Illinois	70	5,218,638.83	1.72	74,551.98	7.926	588.931	78.376	36.071	15.456	12.877	62.912	5.551	9.466	0.000
Other	640	55,268,273.55	18.17	86,356.68	7.729	621.341	79.078	36.636	28.925	13.750	63.525	0.366	5.381	4.356

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

California Breakdown :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	FICO	%LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
CA North	96	26,702,344.22	29.64	278,149.42	6.139	623.586	78.162	40.837	5.752	3.498	82.297	0.000	5.555	10.929
CA South	217	63,397,425.89	70.36	292,154.04	6.061	632.644	73.737	41.243	1.366	15.107	82.966	0.483	1.924	15.398

Total	313	90,099,770.11	100.00	570,303.46	6.084	629.960	75.049	41.125	2.666	11.667	82.767	0.340	3.000	14.073

Fixed/Floating :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
1 Month ARM IO	1	560,000.00	0.18	560,000.00	4.625	678.000	80.000	43.630	100.000	0.000	0.000	0.000	0.000	100.000
6 Month ARM	14	3,256,300.00	1.07	232,592.86	5.670	650.764	66.905	40.335	30.119	31.078	51.086	0.000	0.000	0.000
6 Month ARM IO	2	1,175,000.00	0.39	587,500.00	6.040	669.613	76.201	40.643	0.000	33.617	100.000	0.000	0.000	100.000
2/28 ARM	1547	172,291,728.16	56.63	111,371.51	7.259	604.613	78.958	38.458	17.669	11.089	68.861	0.213	3.506	0.000
2/28 ARM IO	41	11,247,423.13	3.70	274,327.39	6.814	681.168	78.507	39.228	23.830	8.360	43.703	0.000	28.097	100.000
3/27 ARM	255	24,828,256.88	8.16	97,365.71	7.477	602.542	76.176	35.746	23.066	16.364	59.157	1.531	0.528	0.000
3/27 ARM IO	39	12,375,929.00	4.07	317,331.51	6.615	683.317	80.342	36.232	12.230	5.569	58.056	1.016	11.118	100.000
5/25 ARM	10	2,493,370.00	0.82	249,337.00	6.259	688.499	73.414	43.435	17.854	31.893	40.756	0.000	12.192	0.000
5/25 ARM IO	17	6,246,180.00	2.05	367,422.35	6.403	694.305	73.815	30.402	3.202	10.614	100.000	0.000	0.000	100.000
7/23 ARM	2	455,000.00	0.15	227,500.00	5.599	745.110	61.472	31.717	0.000	0.000	100.000	0.000	0.000	0.000
Fixed Rate	853	69,288,639.70	22.78	81,229.35	7.511	643.409	75.718	36.585	31.930	18.428	69.279	0.808	2.872	0.159

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

Months to Rate Reset:	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
1 - 12	18	5,115,500.00	1.71	284,194.44	5.725	656.090	71.034	40.880	30.119	27.505	57.916	0.000	0.000	33.917
13 - 24	1587	183,414,951.29	61.32	115,573.38	7.231	609.332	78.922	38.492	18.059	10.929	67.297	0.200	5.016	6.132
25 - 36	294	37,204,185.88	12.44	126,544.85	7.190	629.412	77.562	35.897	19.462	12.773	58.791	1.360	4.051	33.265
37 - 49			—	—
49 >=	29	9,194,550.00	3.07	317,053.45	6.324	695.245	73.096	33.679	7.017	15.859	83.934	0.000	3.306	67.934
N/A	853	69,288,639.70	23.17	81,229.35	7.511	643.409	75.718	36.585	31.930	18.428	69.279	0.808	2.872	0.159

Total	2763	299,102,326.87	100.00	108,252.74	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

Lien :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
1st Lien	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425
Second Liens with LTV below 85%			—	—
Second Liens with LTV 85.1% -90%			—	—
Second Liens with LTV 90.1% -95%
Second Liens with LTV above 95%
Other			—	—

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

Prepayment :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
None	859	102,437,071.40	33.67	119,251.54	7.366	634.393	76.070	38.295	18.210	17.161	69.239	1.182	6.635	14.189
6 Months			—	—
1 Year	59	8,126,867.50	2.67	137,743.52	7.275	654.810	79.997	36.130	31.651	10.107	49.271	0.000	2.263	15.664
2 Year	865	92,290,024.31	30.34	106,693.67	7.600	603.345	79.674	38.377	22.278	10.298	60.473	0.136	4.599	10.137
3 Year	980	97,596,917.66	32.08	99,588.69	6.778	624.152	77.540	36.459	22.242	11.539	72.561	0.041	1.042	6.285
5 Year	18	3,766,946.00	1.24	209,274.78	6.627	690.721	74.266	36.346	31.297	33.580	64.487	1.460	20.175	11.107
Other			—	—

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

Index :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
Libor - 6 Month	1916	231,463,487.17	76.08	120,805.58	7.180	615.506	78.485	37.870	18.141	11.714	66.136	0.377	4.757	12.870
Libor -1 Month	1	560,000.00	0.18	560,000.00	4.625	678.000	80.000	43.630	100.000	0.000	0.000	0.000	0.000	100.000
Fixed Rate	853	69,288,639.70	22.78	81,229.35	7.511	643.409	75.718	36.585	31.930	18.428	69.279	0.808	2.872	0.159
Other	11	2,905,700.00	0.96	264,154.55	5.689	715.568	63.814	43.260	0.000	18.901	100.000	0.000	0.000	43.174

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425

Mortgage Insurance :	# Loans	Balance $	%	WA Loan Balance $	Weighted Average Collateral Characteristics
					WAC	WA Ave FICO	WA %LTV	% DTI	Non - Prim	Non SF/PUD	Refi Cachout	MI Covered	NINA/No Doc	IO
80 plus LTV with MI	10	1,431,630.00	0.47	143,163.00	7.997	684.612	91.575	31.680	53.221	26.543	2.794	100.000	20.236	8.787
80 plus LTV without MI	1287	105,551,799.35	34.70	82,013.83	7.748	614.214	88.706	37.021	29.990	9.746	58.331	0.000	1.601	4.842
below 80 LTV with MI				—
Not covered by MI	1484	197,234,397.52	64.83	132,907.28	6.958	627.149	71.736	38.026	16.354	15.091	72.188	0.000	5.588	13.425
Other				—

Total	2781	304,217,826.87	100.00	109,391.52	7.237	622.932	77.717	37.641	21.259	13.290	67.053	0.471	4.274	10.425